Exhibit 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of Chunghwa Telecom Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shyue-Ching Lu, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2004

By:	/s/ SHYUE-CHING LU

Name: Shyue-Ching Lu
Title: Chief Financial Officer

*	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.